Income Taxes	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
Income Taxes
15.          Income Taxes
The Company’s income tax expense/(benefit) for the three and six months ended June 30, 2026, resulted in an effective tax rate of 16.0% and 2.3%, respectively, (2025: 11.3% and 18.9%). The income tax expense/(benefit) for the three and six months ended June 30, 2026 was $8.5 million and $3.6 million, respectively, (2025: $2.5 million and $(5.3) million).
In December 2025, in response to updated guidance from the Organisation for Economic Co-operation and Development (“OECD”), an amendment to the Bermuda Corporate Income Taxes Act was enacted. The amendment eliminated reductions to the tax basis recognized as part of the Economic Transition Adjustment in 2023 and resulted in a deferred tax benefit of $23.5 million in the year ended December 31, 2025.
At December 31, 2025, the U.K. had not enacted legislation which implemented that OECD guidance. Accordingly, a Pillar 2 top-up tax charge of $21.4 million was accrued in the year ended December 31, 2025. The U.K. Finance Act 2026 was enacted in March 2026, implementing the OECD guidance. Therefore, the U.K. top-up tax liability of $21.4 million has been released in the three months ended March 31, 2026 and treated as a discrete period benefit.
The Company’s income tax expense may fluctuate from period to period based on the relative mix of income or loss reported by jurisdiction and the varying tax rates in each jurisdiction.